                             TRI-PARTY AGREEMENT

     INSTRUMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of December 30, 1994 by and among PIONEER FINANCE CORP., a corporation duly organized and existing under the laws of the state of Nevada, having its principal office at 2535 Las Vegas Blvd. South, Las Vegas, Nevada 89109 (the "Issuer"), SAHARA GAMING CORPORATION, a corporation duly organized and existing under the laws of the State of Nevada, successor by merger to Sahara Casino Partners, L.P. (the "Guarantor"). PIONEER HOTEL INC., a Nevada corporation, successor by merger to Pioneer Operating Limited Partnership (the "Operating Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, having a corporate trust office at 333 South Beaudry, 25th Floor, Los Angeles, California 90017, BANK OF AMERICA NEVADA, a state banking association duly organized and existing under the laws of the State of Nevada, having a corporate trust office at 300 South Fourth Street, Las Vegas, Nevada 89101 and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking organization having a corporate trust office at One State Street, New York, New York 10004.

     Capitalized terms used herein and not defined otherwise herein shall have the meaning ascribed to such terms in the Indenture.

     WHEREAS, the Issuer issued its 13 1/2% First Mortgage Bonds due December 1, 1998 in the original principal amount of $120,000,000 (the "Bonds"), pursuant to an Indenture dated as of December 1, 1988 (the "Indenture"), between the Issuer, Sahara Casino Partners, L.P. as guarantor and Security Pacific National Bank as the Trustee;

     WHEREAS, in connection with the issuance of the Bonds, the Issuer made a loan (the "Loan") to Pioneer Operating Limited Partnership, a Nevada Limited Partnership, which Loan was evidenced by a note in the principal amount of $120,000,000 (the "Note") and secured by a deed of trust (the "Mortgage") and certain other personal property;

     WHEREAS, payments on the Bonds are guaranteed by the Guarantor and the Bonds and the Issuer's obligations under the Indenture are secured by the Note and Mortgage which was assigned by the Issuer to the Trustee for the benefit of the Bondholders;

     WHEREAS, the Issuer appointed Security Pacific National Bank to act as the Trustee, Authenticating Agent, Bond Registrar and Paying Agent under the Indenture;

     WHEREAS, Bank of America National Trust and Savings Association (the "Resigning Trustee"), has succeeded Security Pacific National Bank as the Trustee, Authenticating Agent, Bond Registrar and Paying Agent under the Indenture and except as otherwise provided herein any further reference in this Instrument to the "Resigning Trustee" shall include the capacities of Trustee, Authenticating Agent, Bond Registrar and Paying Agent;

     WHEREAS, pursuant to Section 614 of the Indenture and by instrument dated effective as of December 1, 1988, Nevada National Bank was appointed to act as a Co-Trustee with respect to that portion of the Trust Estate located in Nevada;

     WHEREAS, Security Pacific Bank Nevada succeeded Nevada National Bank as Co-Trustee and Bank of America Nevada (the "Resigning Co-Trustee") succeeded Security Pacific Bank Nevada and serves as the current Co-Trustee;

     WHEREAS, pursuant to the terms of that certain First Supplemental Indenture dated as of December 21, 1990, the Note was amended and restated to cure certain ambiguities;

     WHEREAS, pursuant to that certain Second Supplemental Indenture dated as of September 30, 1993, Sahara Gaming Corporation (the "Guarantor"), successor by merger to Sahara Casino Partners, L.P., assumed the due and punctual payment obligations under the Note and the due and punctual payment and performance obligations under the Guarantees and the punctual performance and observance of all conditions and covenants of Sahara Casino Partners L.P. as the original guarantor under the Guarantees and Indenture;

     WHEREAS, the Indenture provides that the Trustee may at any time resign by giving written notice thereof to the Issuer and the Guarantor and the Resigning Trustee and Co-Trustee have given the Issuer and the Guarantor such written notice of their resignation under the Indenture;

     WHEREAS, the Indenture further provides that, if the Trustee shall resign, the Issuer shall thereupon promptly appoint a successor Trustee;

     WHEREAS, the Indenture further provides that the Trustee with the concurrence of the Issuer and the Guarantor may accept the resignation of the Co-Trustee;

     WHEREAS, the Issuer desires to appoint IBJ Schroder Bank & Trust Company ("IBJ Schroder") as successor to Resigning Trustee and Resigning Co-Trustee to act in all capacities as those in which Resigning Trustee and Resigning Co-Trustee acted under the Indenture, and except as otherwise provided herein, any further reference in this Instrument to the "Successor Trustee" shall include the capacities of Trustee, Co-Trustee, Authenticating Agent, Bond Registrar and Paying Agent;

     WHEREAS, the Indenture provides that any resignation by the Trustee shall become effective upon acceptance of appointment by the successor Trustee;

    WHEREAS, the Indenture further provides that the successor Trustee shall execute, acknowledge and deliver to the Issuer, the Guarantor and to the resigning Trustee an Instrument accepting such appointment and thereupon the resignation of the Trustee shall become effective and such successor shall become Trustee without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of the resigning Trustee;

    WHEREAS, the Indenture further provides that no successor Trustee shall accept appointment unless at the time it is qualified and eligible under the Indenture;

    WHEREAS, IBJ Schroder is qualified, eligible and willing to accept its appointment as Successor Trustee; and

    WHEREAS, Issuer, upon the execution and delivery of this Instrument, shall cause notice of the resignation of the Resigning Trustee and the Resigning Co-Trustee and appointment of Successor Trustee to be mailed to the Holders of the Bonds as required by the Indenture;

    NOW, THEREFORE, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby covenanted, declared and decreed by the parties hereto as follows:

     1. The resignations of Resigning Trustee and Co-Trustee are hereby accepted, and their discharge from the trust created by the Indenture shall be effective as of the date hereof upon the execution and delivery of this Instrument by all the parties hereto.

     2. The Issuer, together with the Guarantor and Operating Company with respect to appointment of co-trustee, in the exercise of the authority vested in them by the Indenture hereby appoints IBJ Schroder as Successor Trustee to succeed Resigning Trustee and Resigning Co-Trustee with all rights, powers, trusts, duties and obligations under the Indenture, such appointment to be effective as of the date hereof upon the execution and delivery of this Instrument by all the parties hereto.

     3. IBJ Schroder hereby represents that it is qualified and eligible under the provisions of the Indenture to be appointed Successor Trustee under the Indenture, including carrying out the duties of co-trustee, hereby accepts its appointment as Successor Trustee to act in all such capacities as Resigning Trustee and Resigning Co-Trustee acted, effective as of the date hereof upon the execution and delivery of this Instrument by all parties hereto, and hereby assumes the rights, powers, trusts, duties and obligations as Successor Trustee, subject to all terms and provisions therein and herein contained.

     4. Resigning Trustee and Resigning Co-Trustee hereby grant, give, bargain, sell, remise, release, convey, confirm, assign, transfer and set over to IBJ Schroder and its successors and assigns, all rights, title and interest of Resigning Trustee and Resigning Co-Trustee in and to the trust estate and all rights, powers and trusts under the Indenture; and Resigning Trustee and Resigning Co-Trustee do hereby pay over, assign and deliver to IBJ Schroder any and all money, if any, and property, if any, held by Resigning Trustee and Resigning Co-Trustee as trustee or co-trustee, as the case may be; and the Issuer for the purpose of more fully and certainly vesting in and confirming to IBJ Schroder as such Successor Trustee said estate, properties, rights, powers and, at the request of IBJ Schroder, joins in the execution hereof.

     5. (a) Resigning Trustee hereby agrees, upon reasonable request of IBJ Schroder, to execute, acknowledge and deliver such further instruments of transfer and further assurances and to do such other things as may reasonably be required for more fully and certainly vesting and confirming in IBJ Schroder all property, rights, powers, duties, trust, immunities and obligations of Resigning Trustee under the Indenture.

         (b) Resigning Co-Trustee hereby agrees, upon reasonable request of IBJ Schroder, to execute, acknowledge and deliver such further instruments of transfer and further assurances and to do such other things as may reasonably be required for more fully and certainly vesting and confirming in IBJ Schroder all property, rights, powers, duties, trust, immunities and obligations of Resigning Co-Trustee under the Indenture.

     6. (a) Resigning Trustee hereby represents and warrants to IBJ Schroder that (i) no Event of Default or covenant or condition contained in the Indenture has been intentionally waived by Resigning Trustee or has been waived in writing delivered to Resigning Trustee by the holders of the percentage in aggregate principal amount of the Securities required by the Indenture to effect any such waiver and (ii) there is no action, suit or proceeding pending or, to the best knowledge of Resigning Trustee, threatened against Resigning Trustee before any court or governmental authority arising out of any action or omission by Resigning Trustee under the Indenture.

         (b) Resigning Co-Trustee hereby represents and warrants to IBJ Schroder that (i) no Event of Default or covenant or condition contained in the Indenture has been intentionally waived by Resigning Co-Trustee or has been waived in writing delivered to Resigning Co-Trustee by the holders of the percentage in aggregate principal amount of the Securities required by the Indenture to effect any such waiver and (ii) there is no action, suit or proceeding pending or, to the best knowledge of Resigning Co-Trustee, threatened against Resigning Co-Trustee before any court or governmental authority arising out of any action or omission by Resigning Co-Trustee under the Indenture.

     7. The Issuer, upon the execution and delivery of this Instrument, shall cause notice of the resignation of Resigning Trustee and Co-Trustee and appointment of IBJ Schroder as Successor Trustee to be mailed to the Holders of the Bonds as required by Section 610 of the Indenture.

     8. Notwithstanding the resignation of Resigning Trustee under the Indenture, the obligations of Issuer to Resigning Trustee under the Indenture, shall not be abrogated and the Issuer shall remain obligated, to the extent provided in the Indenture, to compensate, reimburse and indemnify Resigning Trustee in connection with its trusteeship under the Indenture.

     9. This Instrument may be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument.

    10. This Instrument shall be governed by and construed in accordance with the laws of the State of California.

                             IN WITNESS WHEREOF, the parties hereto have caused
                this Instrument of Resignation, Appointment and Acceptance to be duly executed all as of the day and year first above written.

                             IBJ SCHRODER BANK & TRUST COMPANY,
                             as SUCCESSOR TRUSTEE


                             By:  /s/ Barbara McCluskey
                                ----------------------------
                             Name: Barbara McCluskey
                                   ----------------------------
                             Title: Assistant Vice President
                                    ----------------------------


                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION,
                             as RESIGNING TRUSTEE,

                             By:  /s/ M. Deborah Gibbons
                                 ----------------------------
                             Name:  M. Deborah Gibbons
                                  ----------------------------
                             Title:  Sr. Trust Officer
                                   ----------------------------


                             BANK OF AMERICA NEVADA,
                             as RESIGNING CO-TRUSTEE,

                             By:  /s/ Gary W. Carlile
                                  ----------------------------
                             Name:  Gary W. Carlile
                                  ----------------------------
                             Title: Assistant Vice President & Trust Officer
                                    -------------------------------------------

                             PIONEER FINANCE CORP., as ISSUER


                             By:  /s/ Thomas K. Land
                                ----------------------------
                             Name: THOMAS K. LAND
                                   ----------------------------
                             Title: SENIOR V.P., CHIEF FINANCIAL OFFICER
                                    ------------------------------------------


                             SAHARA GAMING CORPORATION
                             successor by merger to Sahara Casino Partners, L.P. as GUARANTOR.


                             By:  /s/ Thomas K. Land
                                ----------------------------
                             Name: THOMAS K. LAND
                                   ----------------------------
                             Title: SENIOR V.P., CHIEF FINANCIAL OFFICER
                                    ------------------------------------------


                             PIONEER HOTEL INC.,
                             successor by merger to Pioneer Operating Limited Partnership as the OPERATING COMPANY


                             By:  /s/ Thomas K. Land
                                ----------------------------
                             Name: THOMAS K. LAND
                                   ----------------------------
                             Title: SENIOR V.P., CHIEF FINANCIAL OFFICER
                                    ------------------------------------------

STATE OF CALIFORNIA    )
                       )   ss.
COUNTY OF LOS ANGELES  )


On December 21, 1994, before me, Alicia M. Estrada, a Notary Public
   ------------------            -----------------
in and for said state, personally appeared M. Deborah Gibbons.
                                           -------------------
--------------------------------------,
                [x]  personally known to me
OR
                [ ]  proved to me

on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                             /s/ Alicia M. Estrada
                                    --------------------------------------
                                      Notary Public in and for said State
                 [SEAL]


STATE OF CALIFORNIA    )
                       )   ss.
COUNTY OF              )


On                    , before me,                  , a Notary Public
   -------------------            -----------------
in and for said state, personally appeared
                                           ------------------------------
--------------------------------------,
                [x]  personally known to me
OR
                [ ]  proved to me

on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                    --------------------------------------
                                      Notary Public in and for said State

STATE OF NEW YORK      )
                       )   ss.
COUNTY OF NEW YORK     )


On December 20, 1994, before me, Carol Schwab, a Notary Public
   -------------------          -------------
in and for said state, personally appeared Barbara McCluskey
                                           --------------------
--------------------------------------,
                [x]  personally known to me
OR
                [ ]  proved to me

on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                             /s/ Carol E. Schwab
                                    --------------------------------------
                                      Notary Public in and for said State
                 [SEAL]

STATE OF NEVADA        )
                       )   ss.               [SEAL]
COUNTY OF              )



On 12/16/94, before me, Yvonne Wilson, a Notary Public
   ---------            --------------
in and for said state, personally appeared Gary W. Carlile
                                           -------------------
--------------------------------------,
                [x]  personally known to me
OR
                [ ]  proved to me

on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                             /s/ Yvonne Wilson
                                    --------------------------------------
                                      Notary Public in and for said State


STATE OF NEVADA        )
                       )   ss.
COUNTY OF              )


On                   , before me,                  , a Notary Public
   -------------------            -----------------
in and for said state, personally appeared
                                           ------------------------------
--------------------------------------,
                [ ]  personally known to me
OR
                [ ]  proved to me

on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                    --------------------------------------
                                      Notary Public in and for said State

STATE OF NEVADA        )
                       )   ss.               Las Vegas
COUNTY OF              )


On                   , before me, Judith Villano, a Notary Public
   ------------------             ---------------
in and for said state, personally appeared Thomas K. Land
                                           --------------------
--------------------------------------,
                [x]  personally known to me
OR
                [ ]  proved to me

on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                             /s/ Judith Villano
                                    --------------------------------------
                                      Notary Public in and for said State

                                                              [SEAL]


STATE OF NEVADA        )
                       )   ss.
COUNTY OF              )


On                   , before me,                    , a Notary Public
   ------------------             -------------------
in and for said state, personally appeared
                                           --------------------
--------------------------------------,
                [ ]  personally known to me
OR
                [ ]  proved to me

on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                    --------------------------------------
                                      Notary Public in and for said State

STATE OF NEVADA        )
                       )   ss.               Las Vegas
COUNTY OF              )


On                   , before me, Judith Villano, a Notary Public
   ------------------             ---------------
in and for said state, personally appeared Thomas K. Land
                                           --------------------
--------------------------------------,
                [x]  personally known to me
OR
                [ ]  proved to me

on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                             /s/ Judith Villano
                                    --------------------------------------
                                      Notary Public in and for said State

                                                              [SEAL]


STATE OF NEVADA        )
                       )   ss.               Las Vegas
COUNTY OF              )


On                   , before me, Judith Villano, a Notary Public
   ------------------             ---------------
in and for said state, personally appeared Thomas K. Land
                                           --------------------
--------------------------------------,
                [x]  personally known to me
OR
                [ ]  proved to me

on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                             /s/ Judith Villano
                                    --------------------------------------
                                      Notary Public in and for said State

                                                              [SEAL]


                                     11